UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2023 (the “Amendment Date”), Scilex Holding Company (the “Company”) and YA II PN, Ltd. (“Yorkville”) entered into an amendment (the “Amendment to Convertible Debentures”) to those certain convertible debentures dated as of (i) March 21, 2023 (as amended, supplemented, waived or otherwise modified from time to time, the “First Convertible Debenture”) and (ii) April 11, 2023 (as amended, supplemented, waived or otherwise modified from time to time, the “Second Convertible Debenture” and, together with the First Convertible Debenture, the “Convertible Debentures”).

Pursuant to the Amendment to Convertible Debentures, the definition of “Default Conversion Price” was amended to mean a price per share of Common Stock equal to 95% of the lowest daily VWAP during the five consecutive Trading Days immediately preceding the Conversion Date but not lower than $0.50 per share (each as defined in the Convertible Debentures).

The Amendment to Convertible Debentures extended the maturity date of the Convertible Debentures from December 21, 2023 to March 15, 2024. Accordingly, the repayment schedule as set forth in the Convertible Debentures in respect of all installment dates subsequent to the Amendment Date were deleted and replaced with an amended repayment schedule as set forth on Exhibit I to the Amendment to Convertible Debentures.

The amendments made to the Convertible Debentures are subject to the satisfaction of the conditions precedent contained in the Amendment to Convertible Debentures and in reliance upon the representations and warranties set forth therein.

The foregoing summary of the Amendment to Convertible Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Convertible Debentures, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Convertible Debentures, dated as of October 11, 2023, by and between Scilex Holding Company and YA II PN, Ltd.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

Date: October 11, 2023

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